Long- Term Debt - Summary of Debt Issuance Costs (Detail) - OAK Street Health Inc and Affiliates [Member] $ in Thousands	Dec. 31, 2019 USD ($)
Schedule Of Debt Issuance Costs [Line Items]
Accretion of end-of-term charge	$ (1,830)
Original issuance discount	191
Additional issuance discount	543
Amortization of deferred financing costs	(251)
Unamortized discount and debt issuance costs, net	$ (1,347)